Report

SCUDDER
INVESTMENTS(SM)
[LOGO]

-----------------------
SECTOR/SPECIALTY
-----------------------

Scudder Gold Fund

Fund #019

Annual Report
October 31, 1999

The fund seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      17   Consolidated Financial Statements

                      20   Consolidated Financial Highlights

                      21   Notes to Consolidated Financial Statements

                      28   Report of Independent Accountants

                      29   Tax Information

                      30   Officers and Directors

                      31   Investment Products and Services

                      33   Scudder Solutions


2 SCUDDER GOLD FUND

Scudder Gold Fund
--------------------------------------------------------------------------------
ticker symbol SCDGX                                              fund number 019
--------------------------------------------------------------------------------

Date of Inception: 9/2/88

                        o Scudder Gold Fund posted a 5.65% total return over its most recent fiscal year ended October 31, 1999. The fund outpaced the -7.98% return of the Salomon/Smith Barney Gold Index during the 12-month period, and placed in the top 30% of 41 similar gold-oriented mutual funds as tracked by Lipper Analytical Services, Inc.

Total Net Assets as of 10/31/99: $116.3 million

                        o Gold bullion remained within a $250-$300 trading range during the period, benefiting from the European Central Bank's September 26th announcement that it would place limits on its gold sales.

                        --------------------------------------------------------
                        Total Returns for Gold and Gold Funds
                        (Periods ended October 31, 1999)
                        --------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:
                                                Six months       Twelve months
                                              ---------------   ----------------
Gold bullion, London p.m. fix                      4.36%              2.33%
Toronto Stock Exchange Gold Index                -11.88%            -17.92%
Salomon/Smith Barney Gold Index                   -5.07%             -7.98%
Lipper Average for Gold-Oriented Funds            -3.77%             -1.66%
Scudder Gold Fund                                 -3.86%              5.65%


                                                             SCUDDER GOLD FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Lynn S. Birdsong
President,
Scudder Gold Fund

Dear Shareholders,

We are pleased to report to you concerning Scudder Gold Fund's most recent 12-month performance. The fund managed to post a modest return during a period when gold remained within its trading range and several major gold producers suffered significant losses due to forward selling. The fund posted a 5.65% total return over the period, outpacing the -1.66% average of similar gold funds tracked by Lipper.

Gold has faced an uphill battle for the past four years, since the drive for European union caused several major European central banks to sell substantial gold reserves to erase a portion of their budget deficits. More recently, the European Central Bank's September 1999 announcement that it would limit its annual gold sales over the next five years gave an immediate boost to gold's price, and provided some cause for optimism longer term. More fundamental signs that we believe would point to future increases in gold prices are any spikes in inflation, and a continuation of the economic turnaround in Asia, the premier consumer of gold jewelry. For more information on Scudder Gold Fund's performance, portfolio strategy, and outlook, please read the Portfolio Management Discussion that begins on page 10.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder Gold Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will


4 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please call an Investor Relations representative at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/ Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Gold Fund


                                                             SCUDDER GOLD FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Scudder Gold Fund                       S&P 500 Index*

'89            10000                                    10000
'90             8635                                     9253
'91             8564                                    12351
'92             7907                                    13584
'93            11033                                    15613
'94            12016                                    16217
'95            11637                                    20504
'96            17189                                    25444
'97            11725                                    33617
'98             8573                                    41011
'99             9057                                    51543

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                            Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Gold Fund
--------------------------------------------------------------------------------
1 year                        $ 10,565                5.65%               5.65%
5 year                        $  7,538              -24.62%              -5.50%
10 year                       $  9,057               -9.43%               -.99%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 12,568               25.68%              25.68%
5 year                        $ 31,783              217.83%              26.00%
10 year                       $ 51,543              415.43%              17.81%

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


6 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                         Yearly periods ended October 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     Scudder Gold Fund        S&P 500 Index*

1990      -13.65                   -7.47
1991        -.82                   33.48
1992       -7.67                    9.98
1993       39.53                   14.94
1994        8.91                    3.87
1995       -3.16                   26.44
1996       47.71                   24.09
1997      -31.79                   32.12
1998      -26.88                   21.99
1999        5.65                   25.68


                     1990    1991    1992    1993    1994    1995    1996     1997     1998    1999
---------------------------------------------------------------------------------------------------
Fund Total
Return (%)         -13.65    -.82   -7.67   39.53    8.91   -3.16   47.71   -31.79   -26.88    5.65

Index Total
Return (%)          -7.47   33.48    9.98   14.94    3.87   26.44   24.09    32.12    21.99   25.68

Net Asset
Value ($)            9.73    9.65    8.91   12.27   12.74   11.81   13.64     8.88     6.37    6.73

Income
Dividends ($)         .06      --      --     .15     .34     .14    2.80      .53      .14      --

Capital Gains
Distributions ($)     .04      --      --      --     .31     .40     .58      .07       --      --

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                                                             SCUDDER GOLD FUND 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
As a percentage of net assets

[PIE CHART]

Equity Holdings             86%                           The fund held a modest
Cash Equivalents, net       14%                       cash position at the close
--------------------------------                                  of the period.
                           100%
--------------------------------

--------------------------------------------------------------------------------
Quality Distributions
--------------------------------------------------------------------------------
Tier breakdown of the Fund's
common stocks

[PIE CHART]

Tier I                                                    During the period, the
Premier gold producing                                  fund continued its shift
companies                   76%                       into additional Tier I and
                                                          Tier II producers with
Tier II                                                strong balance sheets and
Major established gold                                     low production costs.
producers                   13%

Tier III
Junior gold producers with
medium cost production       2%

Tier IV
Companies with some gold
production on stream or
in startup                   4%

Tier V
Primarily exploration
companies with or without
mineral reserves             5%
--------------------------------
                           100%
--------------------------------


8 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(60% of Portfolio)

We continued to focus on companies such as De Beers, the fund's third largest holding, that we feel are well positioned to withstand the current low level of gold prices.

1.    Barrick Gold Corp.
      Gold exploration and production in North and South America

2.    Placer Dome Inc.
      Gold, silver and copper mining company

3.    De Beers
      Diamond mining

4.    Newmont Mining Corp.
      International gold exploration and mining company

5.    Anglo American Platinum Corp.
      Platinum mining company

6.    Franco-Nevada Mining Corp., Ltd.
      Gold mining company

7.    Homestake Mining Co.
      Major international gold producer

8.    Lonmin PLC
      Miner of platinum, gold and coal

9.    AngloGold Ltd.
      Gold exploration and mining company

10.   Impala Platinum Holdings Ltd.
      Platinum, nickel and copper mining

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                                             SCUDDER GOLD FUND 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

Dear Shareholders:

Scudder Gold Fund posted a 5.65% total return over its most recent fiscal year ended October 31, 1999, as gold bullion remained in a $250-$300 trading range. The fund outpaced the -7.98% return of the Salomon/Smith Barney Gold Index during the period, and placed in the top 30% of 41 similar gold-oriented mutual funds as tracked by Lipper Analytical Services, Inc. Over the period, the fund's net asset value increased from $6.37 to $6.73 per share.

Mixed News for Gold Investors

Gold bullion increased slightly in price, from $292.30 to $299.10, over the 12-month period. It began to decline in price in November 1998 as rumors of impending International Monetary Fund (IMF) gold sales as well as forward sales by several large gold-producing firms hurt the gold market. (In "selling forward," gold producers sell on the open market gold that will not be mined for between six months and four years, similar to "selling short" in the stock market; as with short sales, a forward sale can be canceled through a "buyback" transaction. Gold producers use the forward markets to hedge against falling gold prices and to lock in profits for mining projects.)

A more positive development occurred on September 26, 1999, when the European Central Bank committed itself to limits on gold sales of 400 tons annually. The announcement provided an immediate boost to gold prices and to market psychology, as intermittent and unpredictable European central bank sales had continually undermined the gold market and driven prices down for the past four years.

Pursuing a Diversification Strategy

Scudder Gold Fund seeks maximum return by investing in a portfolio of primarily gold-related investments. Over the period, the fund continued its shift into additional Tier I and Tier II gold stocks -- premier and major established gold producers with strong balance sheets and low


10 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

production costs. We continued to focus on producers that we feel are well positioned to withstand the current low level of gold prices. Along these lines, the fund took a significant position in De Beers during the period. De Beers is a major diamond producer that represents approximately 10% of the fund's benchmark index. In addition, the fund sold most of its Ashanti Goldfields position before the firm announced significant losses due to forward sales. For diversification purposes, we also trimmed the fund's significant overweight position in Stillwater Mining. The fund also continues its broad diversification by region, with investments in 12 regions of the world.

Outlook

Over the coming months, we expect that gold bullion will remain within its current trading range. For gold to move up in price, we would look for signs of an upturn in inflation, and for continued economic recovery in Asia, the world's largest consumer of gold jewelry. If gold remains in its current range or dips lower, gold producers will find it difficult to post positive financial results. Encouraging signs for gold stocks include the retraction of forward sales by many major firms, and the fact that jewelry fabrication demand continues to exceed the supply of gold. We believe Scudder Gold Fund remains an appropriate investment for those seeking portfolio diversification, a hedge against inflation, and participation in the world's gold and precious metals markets. Thank you for investing with Scudder.

Sincerely,
Your Portfolio Management Team


/s/ Joann M. Barry                     /s/ Robert D. Hardiman

Joann M. Barry                         Robert D. Hardiman


                                                            SCUDDER GOLD FUND 11

--------------------------------------------------------------------------------

Scudder Gold Fund:
A Team Approach to Investing

Scudder Gold Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Joann M. Barry

Lead portfolio manager Joann M. Barry, who joined the Adviser in 1995, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Barry has ten years of industry experience as an analyst covering the energy, transports, and insurance sectors.

[PHOTO]
Robert D. Hardiman

Portfolio manager Robert D. Hardiman joined the Adviser in 1999. Mr. Hardiman has 22 years of experience as an analyst specializing in the chemical industry.


12 SCUDDER GOLD FUND

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Central Bank   A national bank that issues currency, administers monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United
                  States, central banking is a function of the Federal Reserve system.

Diversification   The spreading of risk by putting assets in several categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

      Inflation   An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.

      Liquidity   A stock that is liquid has enough shares outstanding and a sufficiently substantial market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

         Market   The value of a company's outstanding shares of common stock,
 Capitalization   determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).

      Net Asset   The price per share of a mutual fund based on the sum of the
    Value (NAV)   market value of all the securities owned by the fund divided by the number of outstanding shares.

   Total Return   The most common yardstick to measure the performance of a
                  fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                                                            SCUDDER GOLD FUND 13

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                 Principal        Market
                                                                 Amount ($)      Value ($)
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Repurchase Agreements 3.0%
-------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 10/29/1999 at 5.2%, to be repurchased at
   $3,470,503 on 11/1/1999, collateralized by a
   $3,473,000 U.S. Treasury Inflationary Index Bond,                          ------------
   3.625%, 1/15/2008 (Cost $3,469,000) .....................      3,469,000      3,469,000
                                                                              ------------
-------------------------------------------------------------------------------------------
Short Term Notes 13.4%
-------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Discount Note,                              ------------
   5.16%**, 11/1/1999 (Cost $15,648,000) ...................     15,648,000     15,648,000
                                                                              ------------
                                                                   Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Common Stocks 85.8%
-------------------------------------------------------------------------------------------
Australia 5.6%
Acacia Resources Ltd. (Gold and mineral exploration
   company with operations throughout Australia) ...........        800,000      1,416,466
Delta Gold NL (Emerging junior exploration company with
   important platinum property in Zimbabwe) ................        400,000        675,114
Newcrest Mining, Ltd.* (Senior gold producer and
   exploration company) ....................................        400,000      1,123,492
Normandy Mining Ltd. (Mining and oil enterprises) ..........      4,010,214      3,039,386
Resolute Ltd. (Exploration and production of gold and
   other minerals) .........................................        700,000        240,748
                                                                              ------------
                                                                                 6,495,206
                                                                              ------------
Bolivia 0.1%
Corriente Resources, Inc.* (Mining and processing of gold,
   bismuth, tin and tungsten in South America) .............        181,000         79,963
                                                                              ------------
Canada 7.4%
Franco-Nevada Mining Corp., Ltd. (Gold mining
   company) ................................................        308,000      5,714,946
Goldcorp Inc. "A"* (Owner and operator of gold mines) ......        200,000      1,291,375
Kinross Gold Corp.* (Gold mining company, with interests
   in Zimbabwe) ............................................        600,000      1,529,260
Repadre Capital Corp.* (Junior gold royalty company) .......         50,000         67,967
                                                                              ------------
                                                                                 8,603,548
                                                                              ------------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

14 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

                                                                                  Market
                                                                    Shares       Value ($)
-------------------------------------------------------------------------------------------
Ghana 0.6%
Ranger Minerals NL (Gold producer and exploration
   company) ................................................        394,238        703,053
                                                                              ------------
Indonesia 3.0%
Freeport McMoRan Copper & Gold, Inc. "A"* (Mining
   company) ................................................        244,700      3,456,388
                                                                              ------------
Niger 0.6%
Etruscan Resources, Inc.* (Exploration and development
   of gold prospect) .......................................      1,040,500        714,270
                                                                              ------------
Peru 0.1%
Compania de Minas Buenaventura S.A. "B" (ADR) (Mining
   company) ................................................          5,400         91,800
                                                                              ------------
South Africa 30.7%
Anglo American Platinum Corp. (Platinum mining
   company) ................................................        264,500      7,622,975
AngloGold Ltd. (ADR) (Gold exploration and mining
   company) ................................................        124,000      3,479,750
De Beers, Centenary Linked Shares (Diamond mining) .........        387,100     10,576,468
Gold Fields Ltd. (Gold mining, development and
   exploration company) ....................................        697,499      3,339,000
Gold Fields Ltd. (ADR) .....................................        150,000        712,500
Impala Platinum Holdings Ltd. (Platinum, nickel and
   copper mining) ..........................................        100,000      3,464,952
Kroondal Platinum Mines Ltd. (Warrants)* expire 8/31/2000
   (Platinum, palladium and rhodium mining company) ........        450,000        296,019
Kroondal Platinum Mines, Ltd.* .............................      1,090,000      2,262,884
Lonmin PLC (Miner of platinum, gold and coal) ..............        394,900      3,975,131
                                                                              ------------
                                                                                35,729,679
                                                                              ------------
United States 2.3%
Piedmont Mining Co. Inc.* (Gold mining and development
   company in the Carolinas) (b) ...........................      1,500,000        202,500
Stillwater Mining Co.* (Exploration and development of
   mines in Montana producing platinum, palladium and
   associated metals) ......................................         98,181      1,975,893
X-Cal Resources Ltd.* (Gold exploration and mining in
   Nevada and British Columbia) (b) ........................      1,993,286        487,720
                                                                              ------------
                                                                                 2,666,113
                                                                              ------------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                                            SCUDDER GOLD FUND 15

--------------------------------------------------------------------------------

                                                                                  Market
                                                                    Shares       Value ($)
-------------------------------------------------------------------------------------------
West Africa 2.1%
IAMGOLD* (Development and funding of precious metal
   mining in west Africa) .................................       1,088,000      2,440,291
                                                                              ------------
Zimbabwe 0.1%
Zimbabwe Platinum Mines Ltd.* (Mining company which
   explores for platinum) .................................         248,000        102,668
                                                                              ------------
International 33.2%
Apex Silver Mines Ltd.* (Developer of silver properties in
   South America, Central America, and Central Asia) .......         48,300        655,069
Barrick Gold Corp. (Gold exploration and production in
   North and South America) ................................        654,100     11,978,204
Battle Mountain Gold Co. "A" (Gold, silver and copper
   mining and processing) ..................................        319,000        857,313
Homestake Mining Co. (Major international gold
   producer) ...............................................        600,000      5,025,000
Newmont Mining Corp. (International gold exploration and
   mining company) .........................................        350,000      7,678,125
Placer Dome Inc. (Gold, silver and copper mining
   company) ................................................        900,000     11,316,523
Solitario Resources Corp.* (Precious and base metals
   exploration company primarily in Argentina and Peru) ....        462,247        439,846
TVX Gold, Inc.* (International gold and silver mining) .....        700,000        670,835
Vengold Inc.* (Gold exploration and development company
   with interests in Papua New Guinea, Venezuela and
   Indonesia) ..............................................        283,400         39,487
                                                                              ------------
                                                                                38,660,402
                                                                              ------------
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $86,937,366)                                          99,743,381
-------------------------------------------------------------------------------------------

                                                                     % of
                                                                  Net Assets
-------------------------------------------------------------------------------------------
Total Portfolio (Cost $106,054,366) (a) ....................          102.2%   118,860,381
Other Assets and Liabilities, Net ..........................           -2.2%    (2,570,963)
-------------------------------------------------------------------------------------------
Net Assets .................................................          100.0%   116,289,418
-------------------------------------------------------------------------------------------

*     Non-income producing security or commodity.

**    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

(a) The cost for federal income tax purposes was $113,774,181. At October 31, 1999, net unrealized appreciation for all investment securities based on tax cost was $5,086,200. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $16,988,571 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $11,902,371.

(b)   Affiliated issuers (see Notes to Consolidated Financial Statements).


               The accompanying notes are an integral part of the
                       consolidated financial statements.

16 SCUDDER GOLD FUND

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consolidated Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments, at market:
Unaffiliated issuers (identified cost $103,710,802) ..........................   $ 118,170,161
Affiliated issuers (identified cost $2,343,564) ..............................         690,220
                                                                                 -------------
Total investments, at market (identified cost $106,054,366) ..................     118,860,381
Receivable for Fund shares sold ..............................................         189,780
Dividends and interest receivable ............................................          82,199
Receivable for investments sold ..............................................       2,060,781
Other assets .................................................................             680
                                                                                 -------------
Total assets .................................................................     121,193,821

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................             902
Payable for investments purchased ............................................       3,989,060
Payable for Fund shares redeemed .............................................         436,271
Accrued management fee .......................................................         110,735
Other payables and accrued expenses ..........................................         367,435
                                                                                 -------------
Total liabilities ............................................................       4,904,403
----------------------------------------------------------------------------------------------
Net assets, at market value ..................................................   $ 116,289,418
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................       1,191,886
Net unrealized appreciation (depreciation) on:
  Investment securities ......................................................      12,806,015
  Foreign currency related transactions ......................................          (3,895)
Accumulated net realized gain (loss) .........................................     (96,433,884)
Paid-in capital ..............................................................     198,729,296
----------------------------------------------------------------------------------------------
Net assets, at market value ..................................................   $ 116,289,418
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($116,289,418 /
   17,269,141 shares of capital stock outstanding, $.01 par value, 100,000,000   -------------
   number of shares of capital stock authorized) .............................   $        6.73
                                                                                 -------------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                                            SCUDDER GOLD FUND 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consolidated Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $59,108) ...........   $  1,726,164
Interest .......................................................        641,879
                                                                   ------------
                                                                      2,368,043
                                                                   ------------
Expenses:
Management fee .................................................      1,150,027
Services to shareholders .......................................        603,099
Custodian and accounting fees ..................................        185,410
Directors' fees and expenses ...................................         50,054
Auditing .......................................................         82,274
Reports to shareholders ........................................         90,808
Registration fees ..............................................         44,393
Legal ..........................................................         80,259
Other ..........................................................         22,780
                                                                   ------------
                                                                      2,309,104
--------------------------------------------------------------------------------
Net investment income (loss) ...................................         58,939
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments -- Unaffiliated issuers ............................     (4,906,206)
Investments -- Affiliated issuers ..............................       (544,753)
Platinum .......................................................          4,482
Futures ........................................................         34,173
Written options ................................................        140,750
Foreign currency related transactions ..........................         91,081
                                                                   ------------
                                                                     (5,180,473)
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     11,339,232
Platinum .......................................................         73,613
Futures ........................................................        (43,180)
Foreign currency related transactions ..........................        (44,779)
                                                                   ------------
                                                                     11,324,886
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions .....................      6,144,413
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  6,203,352
--------------------------------------------------------------------------------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

18 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consolidated Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Four Months
                                       Year Ended         Ended
                                       October 31,      October 31,     Year Ended
Increase (Decrease) in Net Assets         1999            1998         June 30, 1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....   $      58,939    $     (31,517)   $      64,784
Net realized gain (loss) from
   investment transactions .......      (5,180,473)     (27,938,959)     (50,731,480)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period       11,324,886       26,737,732      (12,911,654)
                                     -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ....................       6,203,352       (1,232,744)     (63,578,350)
                                     -------------    -------------    -------------
Distributions to shareholders in
   excess of net investment income              --               --       (2,264,120)
                                     -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold ........     441,850,053      273,681,361      749,811,359
Net asset value of shares issued
   to shareholders in
   reinvestment of distributions .              --               --        2,054,132
Cost of shares redeemed ..........    (462,160,899)    (274,183,250)    (717,824,287)
                                     -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions ..................     (20,310,846)        (501,889)      34,041,204
                                     -------------    -------------    -------------
Increase (decrease) in net assets      (14,107,494)      (1,734,633)     (31,801,266)
Net assets at beginning of period      130,396,912      132,131,545      163,932,811

Net assets at end of period
   (including undistributed net
   investment income of
   $1,191,886, and distributions
   in excess of net investment
   income of $464,510 and            -------------    -------------    -------------
   $7,582,297, respectively) .....   $ 116,289,418    $ 130,396,912    $ 132,131,545
                                     -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning
   of period .....................      20,470,266       19,861,886       15,622,172
                                     -------------    -------------    -------------
Shares sold ......................      68,747,856       43,924,388       92,092,490
Shares issued to shareholders in
   reinvestment of distributions .              --               --          282,938
Shares redeemed ..................     (71,948,981)     (43,316,008)     (88,135,714)
                                     -------------    -------------    -------------
Net increase (decrease) in Fund
   shares ........................      (3,201,125)         608,380        4,239,714
Shares outstanding at end of         -------------    -------------    -------------
   period ........................      17,269,141       20,470,266       19,861,886
                                     -------------    -------------    -------------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                                                            SCUDDER GOLD FUND 19

Consolidated Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the consolidated financial statements.

--------------------------------------------------------------------------------------------------
                                    1999(b)   1998(c)     1998(d)    1997(d)    1996(d)    1995(d)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                           $  6.37   $  6.65     $ 10.49    $ 15.34    $ 12.86    $ 12.64
                                 -----------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .00       .00         .00       (.08)      (.09)      (.08)
  Net realized and unrealized
  gain (loss) on investment
  transactions                       .36      (.28)      (3.70)     (2.12)      4.28       1.02
                                 -----------------------------------------------------------------
  Total from investment
  operations                         .36      (.28)      (3.70)     (2.20)      4.19        .94
Less distributions:
  In excess of net investment
  income                              --        --        (.14)     (2.39)     (1.08)      (.25)
  From net realized gains on
  investment transactions             --        --          --       (.26)      (.63)      (.47)
                                 -----------------------------------------------------------------
  Total distributions                 --        --        (.14)     (2.65)     (1.71)      (.72)
Net asset value, end of period   $  6.73   $  6.37     $  6.65    $ 10.49    $ 15.34    $ 12.86
                                 =================================================================
Total Return (%)                    5.65     -4.21**    -35.45     -17.72      36.91       7.50

Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         116       130         132        164        173        126
Ratio of operating expenses to
average daily net assets (%)        2.01      2.13*       1.82       1.60       1.50       1.65
Ratio of net investment income
(loss) to average daily net
assets (%)                           .05      (.08)*       .04       (.62)      (.61)      (.69)
Portfolio turnover rate (%)         90.7     153.6*       68.3       38.9       29.7       42.0

*     Annualized

**    Not annualized

(a)   Based on monthly average shares outstanding during the period.

(b)   Year ended October 31, 1999.

(c) Four months ended October 31, 1998. On September 15, 1998 the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.

(d)   Years ended June 30.


20 SCUDDER GOLD FUND

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.


                                                            SCUDDER GOLD FUND 21

--------------------------------------------------------------------------------

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Precious Metals Valuation. Gold, silver, platinum and palladium bullion shall be valued based on the London Fixing or, if there is no London Fixing available, on the last spot settlement; coins and precious metals other than gold, silver, platinum and palladium bullion shall be valued at the calculated mean between the most recent bid and asked market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker at the time of valuation.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities and wrote call options on securities as a hedge against potential adverse price movements in the value


22 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

of portfolio assets. In addition, during the period, the Fund wrote put options on securities to enhance potential gains.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                                                            SCUDDER GOLD FUND 23

--------------------------------------------------------------------------------

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $88,879,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($26,073,000), October 31, 2006 ($52,412,000) or October 31, 2007
($10,394,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as


24 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts and premiums are accreted or amortized for both tax and financial reporting purposes.

B. Purchases and Sales

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $94,570,306 and $116,939,160, respectively. During the year ended October 31, 1999 the aggregate value of platinum sold was $729,966.

The aggregate face value of futures contracts closed during the year ended October 31, 1999 was $5,843,976. There were no futures contracts opened during the year.

Transactions in written options during the year ended October 31, 1999 were:

                                                       Options on Securities
                                                   ----------------------------
                                                                    Premiums
                                                    Contracts      Received ($)
                                                   -----------    -------------
Outstanding at October 31, 1998 ................          --               --
Written ........................................       2,000          353,375
Exercised ......................................        (528)        (110,791)
Expired ........................................      (1,472)        (242,584)
                                                   -----------     -----------
Outstanding at October 31, 1999 ................          --               --
                                                   -----------     -----------

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1999, the fee pursuant to this Agreement aggregated $1,150,027.


                                                            SCUDDER GOLD FUND 25

--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $401,999, of which $63,725 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $22,451, of which $5,577 is unpaid at October 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $49,857, of which $6,748 is unpaid at October 31, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $50,054.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its consolidated net assets under the agreement.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with


26 SCUDDER GOLD FUND

--------------------------------------------------------------------------------

companies which are or were affiliates during the year ended October 31, 1999 is as follows:

                                  Purchases      Sales       Dividend      Market
         Affiliate                 Cost ($)   Proceeds ($)  Income ($)    Value ($)
-------------------------------- ------------ ------------ ------------  -----------
International Roraima Gold Corp.        --         13,830          --           --
Piedmont Mining Co.                     --             --          --      202,500
X-CAL Resources                         --         49,261          --      487,720
                                 ------------ ------------ ------------  -----------
                                        --         63,091          --      690,220
                                 ------------ ------------ ------------  -----------


                                                            SCUDDER GOLD FUND 27

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

      In our opinion, the accompanying consolidated statement of assets and liabilities, including the investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Scudder Gold Fund and its subsidiary (the "Fund") at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                           PricewaterhouseCoopers LLP
      December 16, 1999


28 SCUDDER GOLD FUND

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                                                            SCUDDER GOLD FUND 29

Officers and Directors
--------------------------------------------------------------------------------

Lynn S. Birdsong*
  o  President

Sheryle J. Bolton
  o  Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
  o  Director; General Partner, Bessemer Venture Partners

Keith R. Fox
  o  Director; Private Equity Investor

William H. Luers
  o  Director; Chairman and President, U.N. Association of America

Kathryn L. Quirk*
  o  Director, Vice President and Assistant Secretary

Joan E. Spero
  o  Director; President, Doris Duke Charitable Foundation

Thomas J. Devine
  o  Honorary Director; Consultant

Robert G. Stone, Jr.
  o  Honorary Director; Chairman  Emeritus and Director, Kirby Corporation

Joann M. Barry*
  o  Vice President

Ann M. McCreary*
  o  Vice President

John Millette*
  o  Vice President and Secretary

John R. Hebble*
  o  Treasurer

Caroline Pearson*
  o  Assistant Secretary

*Scudder Kemper Investments, Inc.


30 SCUDDER GOLD FUND

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
    Prime Reserve Shares*
    Premium Shares*
    Managed Shares*
   Scudder Government Money Market
    Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
    Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
    Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund
 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
    Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund
 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


                                                            SCUDDER GOLD FUND 31

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**[[
    Scudder Horizon Advantage**[[[
 Education Accounts
   Education IRA
   UGMA/UTMA

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


32 SCUDDER GOLD FUND

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan
      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer
      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy
      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit
      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890 Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com
      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                                                            SCUDDER GOLD FUND 33

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1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan
      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct
      Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

      QuickSell
      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at
      1-800-SCUDDER

      Or visit our Web site at
      www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


34 SCUDDER GOLD FUND
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Notes
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

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

      Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

      Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

      Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

      This information must be preceded or accompanied by a current prospectus.

      Portfolio changes should not be considered recommendations for action by individual investors.